UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 18, 2009 (Date of earliest event reported)

Commission file number: 0-23329

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	56-1928817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A

Morrisville, North Carolina 27560

(Address of principal executive offices)

(Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

(a) On February 18, 2009, Charles & Colvard, Ltd. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) entered into Amendment No. 1 to Rights Agreement (“Amendment No. 1”) amending the Company’s Rights Agreement dated as of February 22, 1999 (the “Rights Agreement”). The Rights Agreement is attached as Exhibit 4.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed with the Securities and Exchange Commission on March 18, 1999. Pursuant to the Rights Agreement, on February 21, 1999, the Board of Directors of the Company declared a dividend distribution of one Right for each outstanding share of the Company’s Common Stock, with each Right entitling the registered holder to purchase from the Company, upon the occurrence of a Distribution Date, a Unit of Series A Junior Participating Preferred Stock. Defined terms used in this report and not otherwise defined herein have the meanings set forth in the Rights Agreement as amended by Amendment No. 1. The Rights Agent also serves as the transfer agent for the Company’s Common Stock.

Amendment No. 1 was entered into to: (i) extend the “Final Expiration Date” of the Rights Agreement to February 22, 2019; (ii) decrease the “Purchase Price” for each one-hundredths of a share of Preferred Stock pursuant to the exercise of a Right to $3.10; (iii) modify the definition of “Beneficial Owner” to address certain derivative security contexts; (iv) provide a procedure for determining the number of shares of Common Stock of the Company to which such Person’s derivative position relates and (v) provide that a person shall not be deemed to beneficially own any securities by virtue of a compensatory arrangement that may only be settled in cash and that is approved by the Board of Directors.

The Rights Agreement, as modified by Amendment No. 1, remains in full force and effect.

The foregoing summary of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and to Amendment No. 1, a copy of which is filed as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
4.4	Amendment No. 1 to the Rights Agreement, dated as of February 18, 2009, between Charles & Colvard, Ltd. and American Stock Transfer & Trust Company, LLC (as the Rights Agent).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ Neil Boss
Neil Boss
Controller &
Principal Financial Officer

Date: February 19, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.4	Amendment No. 1 to the Rights Agreement, dated as of February 18, 2009, between Charles & Colvard, Ltd. and American Stock Transfer & Trust Company, LLC (as the Rights Agent).